                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                         Date of Report: March 15, 2000

                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I")
           Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-2
                                and Series 1996-3
 ------------------------------------------------------------------------------
                             (Issuer of Securities)

          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                            33-94190                           13-4994650
------------------------------        ------------------------            ----------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


                 270 Park Avenue, New York, New York            10017
                 -----------------------------------------    ------------
                 (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of 22 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1999, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On March 15, 2000, Chase USA, on behalf of The Chase Manhattan Bank as servicer, distributed monthly interest to the holders of the Series 1995-2, 1995-3, 1996-1, 1996-2 and 1996-3 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits          Description
                  ----------        ---------------

                  20.1 Monthly Reports with respect to the March 15, 2000 distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 22, 2000

                                The Chase Manhattan Bank,
                                as Servicer

                                By:  /s/ Patrick Margey
                                -------------------------
                                Name:    Patrick Margey
                                Title:   Vice President

                    INDEX TO EXHIBITS
                    ------------------

Exhibit No.         Description
---------------     -----------------
20.1                Monthly  Reports  with respect to the March 15, 2000
                    distribution

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-2

                                                      Distribution Date: 3/15/00

Section 5.2 - Supplement                                            Class A        Class B         Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                         0.00           0.00           0.00                 0.00

(ii)   Monthly Interest Distributed                                  3,115,000.00     181,245.17     241,643.81         3,537,888.97
       Deficiency Amounts                                                    0.00           0.00                                0.00
       Additional Interest                                                   0.00           0.00                                0.00
       Accrued and Unpaid Interest                                                                         0.00                 0.00

(iii)  Collections of Principal Receivables                         77,892,888.59   4,425,614.29   6,196,143.25        88,514,646.12

(iv)   Collections of Finance Charge Receivables                     9,268,510.20     526,605.85     737,281.90        10,532,397.95

(v)    Aggregate Amount of Principal Receivables                                                                   19,714,840,688.11

                                           Investor Interest       600,000,000.00  34,090,000.00  47,728,181.82       681,818,181.82
                                           Adjusted Interest       600,000,000.00  34,090,000.00  47,728,181.82       681,818,181.82

                                                      Series
       Floating Investor Percentage                       3.46%            88.00%          5.00%          7.00%              100.00%
       Fixed Investor Percentage                          3.46%            88.00%          5.00%          7.00%              100.00%


(vi)   Receivables Delinquent (As % of Total Receivables)
             Current                                                                                                          96.07%
             30 to 59 days                                                                                                     1.22%
             60 to 89 days                                                                                                     0.84%
             90 or more days                                                                                                   1.87%
                                                                                                                 -------------------
                                           Total Receivables                                                                 100.00%


(vii)  Investor Default Amount                                       2,915,790.97     165,665.52     231,942.34         3,313,398.83

(viii) Investor Charge-Offs                                                  0.00           0.00           0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                            0.00           0.00           0.00

(x)    Servicing Fee                                                   500,000.00      28,408.33      39,773.48           568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         12.71%

(xii)  Reallocated Monthly Principal                                                        0.00           0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)                600,000,000.00  34,090,000.00  47,728,181.82       681,818,181.82

(xiv)  LIBOR                                                                                                                5.88500%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                               8,768,510.20     498,197.52     697,508.41         9,964,216.13

(xxii) Certificate Rate                                                  6.23000%       6.38000%       6.28500%

------------------------------------------------------------------------------------------------------------------------------------



      By:
             ------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                                    Distribution Date:   3/15/00


Section 5.2 - Supplement                                              Class A           Class B       Collateral           Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                    0.00             0.00           0.00                0.00

(ii)     Monthly Interest Distributed                             2,336,250.00       136,149.60     184,834.75        2,657,234.35
         Deficiency Amounts                                               0.00             0.00                               0.00
         Additional Interest                                              0.00             0.00                               0.00
         Accrued and Unpaid Interest                                                                      0.00                0.00

(iii)    Collections of Principal Receivables                    58,419,666.44     3,319,275.63   4,647,042.52       66,385,984.59

(iv)     Collections of Finance Charge Receivables                6,951,382.65       394,962.11     552,953.70        7,899,298.46

(v)      Aggregate Amount of Principal Receivables                                                               19,714,840,688.11

                                        Investor Interest       450,000,000.00    25,568,000.00  35,795,636.36      511,363,636.36
                                        Adjusted Interest       450,000,000.00    25,568,000.00  35,795,636.36      511,363,636.36

                                              Series

         Floating Investor Percentage                 2.59%             88.00%            5.00%          7.00%             100.00%
         Fixed Investor Percentage                    2.59%             88.00%            5.00%          7.00%             100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                       Current                                                                                              96.07%
                       30 to 59 days                                                                                         1.22%
                       60 to 89 days                                                                                         0.84%
                       90 or more days                                                                                       1.87%
                                                                                                                 ------------------
                                        Total Receivables                                                                  100.00%

(vii)    Investor Default Amount                                  2,186,843.23       124,251.57     173,954.32        2,485,049.13

(viii)   Investor Charge-Offs                                             0.00             0.00           0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00           0.00

(x)      Servicing Fee                                              375,000.00        21,306.67      29,829.70          426,136.36

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                     12.71%

(xii)    Reallocated Monthly Principal                                                     0.00           0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)           450,000,000.00    25,568,000.00  35,795,636.36      511,363,636.36

(xiv)    LIBOR                                                                                                            5.88500%

(xv)     Principal Funding Account Balance                                                                                    0.00

(xvii)   Accumulation Shortfall                                                                                               0.00

(xviii)  Principal Funding Investment Proceeds                                                                                0.00

(xx)     Principal Investment Funding Shortfall                                                                               0.00

(xxi)    Available Funds                                          6,576,382.65       373,655.45     523,124.00        7,473,162.10

(xxii)   Certificate Rate                                             6.23000%         6.39000%       6.41000%

-----------------------------------------------------------------------------------------------------------------------------------



         By:
                 -----------------
         Name:   Patricia M. Garvey
         Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-1

                                                      Distribution Date: 3/15/00


Section 5.2 - Supplement                                            Class A         Class B         Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                       0.00           0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                                3,237,500.00     189,248.43     281,916.09          3,708,664.52
       Deficiency Amounts                                                  0.00           0.00                                 0.00
       Additional Interest                                                 0.00           0.00                                 0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                       90,875,036.68   5,163,259.94   7,228,790.51        103,267,087.14

(iv)   Collections of Finance Charge Receivables                  10,813,261.90     614,378.65     860,157.07         12,287,797.61

(v)    Aggregate Amount of Principal Receivables                                                                  19,714,840,688.11

                                              Investor Interest  700,000,000.00  39,772,000.00  55,682,545.45        795,454,545.45
                                              Adjusted Interest  700,000,000.00  39,772,000.00  55,682,545.45        795,454,545.45

                                                  Series

       Floating Investor Percentage                    4.03%             88.00%          5.00%          7.00%               100.00%
       Fixed Investor Percentage                       4.03%             88.00%          5.00%          7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                        96.07%
              30 to 59 days                                                                                                   1.22%
              60 to 89 days                                                                                                   0.84%
              90 or more days                                                                                                 1.87%
                                                                                                                  ------------------
                                              Total Receivables                                                             100.00%

(vii)  Investor Default Amount                                     3,401,756.14     193,278.06     270,597.77          3,865,631.97

(viii) Investor Charge-Offs                                                0.00           0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                          0.00           0.00           0.00

(x)    Servicing Fee                                                 583,333.33      33,143.33      46,402.12            662,878.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.71%

(xii)  Reallocated Monthly Principal                                                      0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)              700,000,000.00  39,772,000.00  55,682,545.45        795,454,545.45

(xiv)  LIBOR                                                                                                               5.88500%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                            10,229,928.56     581,235.31     813,754.95         11,624,918.82

(xxii) Certificate Rate                                                5.55000%       5.71000%       6.28500%
------------------------------------------------------------------------------------------------------------------------------------



      By:
             --------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                    Distribution Date:  3/15/00


Section 5.2 - Supplement                                      Class A           Class B         Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                    0.00             0.00              0.00                0.00

(ii)   Monthly Interest Distributed                             2,740,833.33       160,416.67        233,837.67        3,135,087.67
       Deficiency Amounts                                               0.00             0.00                                  0.00
       Additional Interest                                              0.00             0.00                                  0.00
       Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)  Collections of Principal Receivables                    71,401,814.54     4,056,921.28      5,679,689.79       81,138,425.61

(iv)   Collections of Finance Charge Receivables                8,496,134.35       482,734.91        675,828.87        9,654,698.12

(v)    Aggregate Amount of Principal Receivables                                                                  19,714,840,688.11

                                         Investor Interest    550,000,000.00    31,250,000.00     43,750,000.00      625,000,000.00
                                         Adjusted Interest    550,000,000.00    31,250,000.00     43,750,000.00      625,000,000.00

                                             Series

       Floating Investor Percentage                3.17%              88.00%            5.00%             7.00%             100.00%
       Fixed Investor Percentage                   3.17%              88.00%            5.00%             7.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
             Current                                                                                                         96.07%
             30 to 59 days                                                                                                    1.22%
             60 to 89 days                                                                                                    0.84%
             90 or more days                                                                                                  1.87%
                                                                                                                   -----------------
                                         Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                  2,672,808.39       151,864.11        212,609.76        3,037,282.27

(viii) Investor Charge-Offs                                             0.00             0.00              0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00              0.00

(x)    Servicing Fee                                              458,333.33        26,041.67         36,458.33          520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.71%

(xii)  Reallocated Monthly Principal                                                     0.00              0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)           550,000,000.00    31,250,000.00     43,750,000.00      625,000,000.00

(xiv)  LIBOR                                                                                                               5.88500%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                          8,037,801.01       456,693.24        639,370.54        9,133,864.79

(xxii) Certificate Rate                                             5.98000%         6.16000%          6.63500%
-----------------------------------------------------------------------------------------------------------------------------------



      By:
            ----------------------------
      Name: Patricia M. Garvey
      Title:Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                    Distribution Date:  3/15/00


Section 5.2 - Supplement                                         Class A           Class B        Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00              0.00            0.00                0.00

(ii)   Monthly Interest Distributed                               2,434,132.89        141,813.47      175,164.14        2,751,110.50
       Deficiency Amounts                                                 0.00              0.00                                0.00
       Additional Interest                                                0.00              0.00                                0.00
       Accrued and Unpaid Interest                                                                          0.00                0.00

(iii)  Collections of Principal Receivables                      53,484,243.20      3,038,861.23    4,254,566.81       60,777,671.23

(iv)   Collections of Finance Charge Receivables                  6,364,114.39        361,595.48      506,252.84        7,231,962.71

(v)    Aggregate Amount of Principal Receivables                                                                   19,714,840,688.11

                                              Investor Interest 411,983,000.00     23,408,000.00   32,772,440.86      468,163,440.86
                                              Adjusted Interest 411,983,000.00     23,408,000.00   32,772,440.86      468,163,440.86

                                                  Series

       Floating Investor Percentage                    2.37%            88.00%             5.00%           7.00%             100.00%
       Fixed Investor Percentage                       2.37%            88.00%             5.00%           7.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
             Current                                                                                                          96.07%
             30 to 59 days                                                                                                     1.22%
             60 to 89 days                                                                                                     0.84%
             90 or more days                                                                                                   1.87%
                                                                                                                   -----------------
                                              Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                    2,002,093.86        113,754.73      159,262.65        2,275,111.23

(viii) Investor Charge-Offs                                               0.00              0.00            0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00              0.00            0.00

(x)    Servicing Fee                                                343,319.17         19,506.67       27,310.37          390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         12.71%

(xii)  Reallocated Monthly Principal                                                        0.00            0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)             411,983,000.00     23,408,000.00   32,772,440.86      468,163,440.86

(xiv)  LIBOR                                                                                                                5.88500%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                            6,020,795.23        342,088.81      478,942.47        6,841,826.51

(xxii) Certificate Rate                                               7.09000%          7.27000%        6.63500%

------------------------------------------------------------------------------------------------------------------------------------



      By:
            ---------------------------------
      Name: Patricia M. Garvey
      Title:Vice President